Exhibit 99.1
1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands, Inc. Reports

Third Quarter Fiscal 2021 Financial Results

•    Net Sales $82.6 Million (+90.7%)

•    E-commerce Channel Sales +129.0% -- Traditional Channel Sales +68.5%

•    Gross Margin 45.2% (+110 Basis Points)

•    GAAP EPS $0.56 / Non-GAAP EPS $0.82

•    Company Increases FY2021 Guidance

COLUMBIA, Mo., March 17, 2021 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an industry leading provider of products and accessories for rugged outdoor enthusiasts, today announced financial results for the third quarter fiscal 2021 ended January 31, 2021.

Third Quarter Fiscal 2021 Financial Highlights

•

Quarterly net sales were $82.6 million, an increase of $39.3 million, or 90.7%, over net sales of $43.3 million for the comparable quarter last year, reflecting increases in both e-commerce and traditional sales channels.

•	Quarterly gross margin was 45.2%, an increase of 110 basis points, over gross margin of 44.1% for the comparable quarter last year.
•	Quarterly net income was $8.0 million, or $0.56 per diluted share, compared with a net loss $147,000, or ($0.01) per diluted share, for the comparable quarter last year.
•

Quarterly non-GAAP net income was $11.8 million, or $0.82 per diluted share, compared with a non-GAAP net income of $1.8 million, or $0.13 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for net income exclude costs related to acquired intangible amortization, stock compensation, transition costs, COVID-19 expenses, and other costs.

•	Quarterly Adjusted EBITDAS was $15.8 million, or 19.1% of net sales, compared with $3.4 million, or 7.9% of net sales, for the comparable quarter last year.

Brian Murphy, President and CEO, said, “Net sales across our portfolio of authentic outdoor brands grew by 91%, exceeding our expectations for quarterly net sales and net income. In addition, gross margins expanded by 110 basis points to over 45%. Growth occurred in nearly all of our 20 brands, and our top selling products in the quarter came from each of our four brand lanes - the Marksman, Defender, Harvester, and Adventurer - reflecting the alignment of our brands with strong consumer participation trends in personal protection and the outdoor lifestyle activities we serve. We believe

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

that our ‘Dock & UnlockTM’ strategy, designed to provide entry into new and larger addressable markets, continues to produce results as our brands progress along their transition from ‘Niche to KnownTM’.”

Andrew Fulmer, Chief Financial Officer, said, “Our Adjusted EBITDAS of $15.8 million represented growth of nearly 360% versus the year ago quarter.  We believe this result demonstrated our highly leverageable platform, which is made possible by our earlier investments in our e-commerce and logistics capabilities.  Turning to the balance sheet, cash flow generated by operating activities was strong, increasing to $12.6 million for the quarter, compared with $1.2 million for the comparable quarter last year.  We ended the current quarter with cash of $45.5 million and no borrowings on our $50.0 million senior secured credit facility, which is expandable by an additional $15.0 million under certain conditions.  This means that we now have over $110.0 million in available capital to support our organic growth and potential future acquisitions.   Lastly, based on our results for the quarter and our outlook we are increasing our guidance for the balance of fiscal 2021, which ends on April 30, 2021.”

Outlook

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
NET SALES, EARNINGS PER SHARE, and ADJUSTED EBITDAS GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

	Range for the Year Ending April 30, 2021
Net sales (in thousands)	$268,000	$272,000

GAAP income per share - diluted	$1.07	$1.14
Amortization of acquired intangible assets	1.13	1.13
Stock compensation	0.20	0.20
COVID-19 expenses	0.02	0.02
Transition costs	0.02	0.02
Related party interest income	(0.03)	(0.03)
Other	0.01	0.01
Tax effect of non-GAAP adjustments	(0.34)	(0.34)
Non-GAAP income per share - diluted	$2.08	$2.15

Non-GAAP Adjusted EBITDAS (in thousands)	$43,500	$44,500

The Company is not providing a quantitative reconciliation of non-GAAP Adjusted EBITDAS guidance in reliance on the “unreasonable efforts” exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense. In this regard, the Company does not provide a reconciliation of forward-looking non-GAAP Adjusted EBITDAS to GAAP net income due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Because certain deductions for non-GAAP exclusions used to calculate projected GAAP net income may vary significantly based on actual events, including variations in acquired intangible asset amortization and stock compensation expense, the Company is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income at

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

this time. The amounts of these deductions may be material and, therefore, could result in projected GAAP net income being materially less than is indicated by projected non-GAAP Adjusted EBITDAS.

Conference Call and Webcast

The Company will host a conference call and webcast today, March 17, 2021, to discuss its third quarter fiscal 2021 financial and operational results. Speakers on the conference call will include Brian Murphy, President and Chief Executive Officer, and Andrew Fulmer, Chief Financial Officer. The conference call may include forward-looking statements and a discussion of non-GAAP financial measures. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (833) 570-1129 and reference conference identification number 7941638.  No RSVP is necessary.  The conference call audio webcast can also be accessed live on the Company's website at www.aob.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “non-GAAP income per share diluted,” and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. A reconciliation of projected non-GAAP income per share diluted is contained under the “Outlook” section of this press release. From time-to-time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends.  The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) transition costs, (iv) COVID-19 expenses, (v) the tax effect of non-GAAP adjustments, (vi) income tax expense/(benefit), (vii) depreciation and amortization, and (viii) related party interest income; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis.  These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures.  The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an industry leading provider of outdoor products and accessories, including hunting, fishing, camping, shooting, and personal security and defense products, for rugged outdoor enthusiasts.  The Company produces innovative, top quality products under the brands Caldwell®; Crimson Trace®; Wheeler®; Tipton®; Frankford Arsenal®; Lockdown®; BOG®; Hooyman®; Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; Performance Center® Accessories; Schrade®; Old Timer®; Uncle Henry®; Imperial®; BUBBA®; UST®; LaserLyte®; and MEAT!.   For more information about all the brands and products from American Outdoor Brands, Inc., visit www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this press release, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this press release include our belief that our ‘Dock & Unlock’ strategy, designed to provide entry in new and larger addressable markets, continues to produce results as our brands progress along their transition from ‘Niche to Known’; our belief that our increase in Adjusted EBITDAS demonstrated our highly leverageable platform, which is made possible by our earlier investments in our e-commerce and logistics capabilities; our anticipation that we currently have over $110.0 million in available capital to support our organic growth and potential future acquisitions; and our outlook for fiscal 2021. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, the effects of the COVID-19, pandemic, including potential disruptions in our ability to source the materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products; economic, social, political, legislative, and regulatory factors; recently issued accounting standards on our consolidated financial statements; failure to realize the anticipated benefits from being a public company separate from Smith & Wesson, Inc.; our assessment of factors relating to the valuation of assets acquired and liabilities assumed in acquisitions, the timing for such evaluations, and the potential adjustment in such evaluations; assessments that we make about determining segments and reporting units; estimated amortization expense of intangible assets for future periods; the potential for impairment charges; lawsuits and their effect on us; inventory levels, both internally and in the distribution channel, in excess of demand; natural disasters, pandemics, seasonality, news events, political events, and consumer tastes; the impact of the Tax Cuts and Jobs Act, or Tax Reform, on our operating results, including our belief that Tax Reform will be a benefit to us and reduce our effective tax rate; the integration of our acquisitions, including the quality and strength of their products and their effect on our overall financial performance; the effect of political pressures on firearm laws and regulations; future investments for capital expenditures; future products and product development; the features, quality, and performance of our products; the success of our strategies and marketing programs; our market share and factors that affect our market share; liquidity and anticipated cash needs and availability; actions of social activists that could have an adverse effect on our business; the supply, availability, and costs of materials and components and related tariffs; our ability to maintain and enhance brand recognition and reputation; risks associated with the distribution of our products and overall availability of labor; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, or the SEC, including our Information Statement, which was attached as Exhibit 99.1 to the Current Report on From 8-K that was filed with the SEC on August 4, 2020.

Forward-looking statements included in this press release speak only as of the date of this press release. The Company does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this press release except as may be required by the federal securities laws.

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED BALANCE SHEETS
(Unaudited)

	As of:
	January 31, 2021	April 30, 2020
	(In thousands, except per share data)
ASSETS
Current assets:
Cash and cash equivalents	$45,510	$234
Accounts receivable, net of allowance for credit losses of $302 on January 31, 2021 and $448 on April 30, 2020	56,064	35,096
Inventories	73,690	59,999
Prepaid expenses and other current assets	3,184	3,244
Income tax receivable	—	104
Total current assets	178,448	98,677
Property, plant, and equipment, net	10,422	9,677
Intangible assets, net	57,605	69,152
Goodwill	64,315	64,315
Right-of-use assets	25,785	2,772
Deferred income taxes	4,360	3,580
Other assets	470	242
Total assets	$341,405	$248,415
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$15,820	$8,936
Accrued expenses	12,071	7,655
Accrued payroll and incentives	6,163	3,249
Accrued income taxes	1,078	—
Lease liabilities, current	1,758	1,324
Accrued profit sharing	1,178	217
Total current liabilities	38,068	21,381
Lease liabilities, net of current portion	25,239	2,830
Other non-current liabilities	394	106
Total liabilities	63,701	24,317
Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 14,010,359 shares issued and outstanding on January 31, 2021	14	—
Former net parent company investment	—	224,098
Additional paid in capital	264,409	—
Retained earnings	13,281	—
Total equity	277,704	224,098
Total liabilities and equity	$341,405	$248,415

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS)
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months Ended January 31,		For the Nine Months Ended January 31,
	2021	2020	2021	2020
Net sales	$82,649	$43,336	$212,214	$124,295
Cost of sales	45,276	24,220	114,038	72,421
Gross profit	37,373	19,116	98,176	51,874
Operating expenses:
Research and development	1,478	1,345	4,641	3,870
Selling, marketing, and distribution	15,121	10,561	41,426	28,243
General and administrative	10,591	9,035	29,899	30,278
Total operating expenses	27,190	20,941	75,966	62,391
Operating income/(loss)	10,183	(1,825)	22,210	(10,517)
Other income/(expense), net:
Other income, net	141	7	352	—
Interest (expense)/income, net	(51)	1,522	341	3,638
Total other income, net	90	1,529	693	3,638
Income/(loss) from operations before income taxes	10,273	(296)	22,903	(6,879)
Income tax expense/(benefit)	2,244	(149)	5,746	(1,353)
Net income/(loss)/comprehensive income/(loss)	$8,029	$(147)	$17,157	$(5,526)
Net income/(loss) per share:
Basic	$0.57	$(0.01)	$1.23	$(0.40)
Diluted	$0.56	$(0.01)	$1.20	$(0.40)
Weighted average number of common shares outstanding:
Basic	13,999	13,975	13,987	13,975
Diluted	14,254	13,975	14,321	13,975

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Nine Months Ended January 31,
	2021	2020
	(In thousands)
Cash flows from operating activities:
Net income/(loss)	$17,157	$(5,526)
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Depreciation and amortization	15,112	17,931
Provision for losses on accounts receivable	23	649
Deferred income taxes	(780)	—
Stock-based compensation expense	2,100	368
Changes in operating assets and liabilities:
Accounts receivable	(20,991)	(9,031)
Inventories	(13,691)	(6,079)
Accounts payable	7,724	(1,000)
Accrued liabilities	11,020	2,505
Other	(617)	(510)
Net cash provided by/(used in) operating activities	17,057	(693)
Cash flows from investing activities:
Payments to acquire patents and software	(463)	(216)
Payments to acquire property and equipment	(2,600)	(1,275)
Net cash used in investing activities	(3,063)	(1,491)
Cash flows from financing activities:
Net transfers from former Parent	31,706	2,022
Cash paid for debt issuance costs	(410)	—
Payment of employee withholding tax related to restricted stock units	(14)	—
Net cash provided by financing activities	31,282	2,022
Net increase/(decrease) in cash and cash equivalents	45,276	(162)
Cash and cash equivalents, beginning of period	234	162
Cash and cash equivalents, end of period	$45,510	$—
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$61	$—
Income taxes	$3,680	$—

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (Dollars in thousands, except per share data) (Unaudited)

	For the Three Months Ended January 31,				For the Nine Months Ended January 31,
	2021		2020		2021			2020
	$	% of Net Sales	$	% of Net Sales	$		% of Net Sales	$	% of Net Sales
GAAP gross profit	$37,373	45.2%	$19,116	44.1%	$98,176		46.3%	$51,874	41.7%
Transition costs	—	0.0%	—	0.0%	127		0.1%	872	0.7%
Other	—	0.0%	(180)	-0.4%	—		0.0%	(180)	-0.1%
Non-GAAP gross profit	$37,373	45.2%	$18,936	43.7%	$98,303		46.3%	$52,566	42.3%

GAAP operating expenses	$27,190	32.9%	$20,941	48.3%	$75,966		35.8%	$62,391	50.2%
Amortization of acquired intangible assets	(4,067)	-4.9%	(4,670)	-10.8%	(12,236)		-5.8%	(14,011)	-11.3%
Stock compensation	(904)	-1.1%	299	0.7%	(2,100)		-1.0%	(368)	-0.3%
Transition costs	—	0.0%	35	0.1%	(137)		-0.1%	(700)	-0.6%
COVID-19 expenses	—	0.0%	—	0.0%	(223)		-0.1%	—	0.0%
Other	—	0.0%	—	0.0%	(125)		-0.1%	—	0.0%
Non-GAAP operating expenses	$22,219	26.9%	$16,605	38.3%	$61,145		28.8%	$47,312	38.1%

GAAP operating income/(loss)	$10,183	12.3%	$(1,825)	-4.2%	$22,210		10.5%	$(10,517)	-8.5%
Amortization of acquired intangible assets	4,067	4.9%	4,670	10.8%	12,236		5.8%	14,011	11.3%
Stock compensation	904	1.1%	(299)	-0.7%	2,100		1.0%	368	0.3%
Transition costs	—	0.0%	(35)	-0.1%	264		0.1%	1,572	1.3%
COVID-19 expenses	—	0.0%	—	0.0%	223		0.1%	—	0.0%
Other	—	0.0%	(180)	-0.4%	125		0.1%	(180)	-0.1%
Non-GAAP operating income	$15,154	18.3%	$2,331	5.4%	$37,158		17.5%	$5,254	4.2%

GAAP net income/(loss)	$8,029	9.7%	$(147)	-0.3%	$17,157		8.1%	$(5,526)	-4.4%
Amortization of acquired intangible assets	4,067	4.9%	4,670	10.8%	12,236		5.8%	14,011	11.3%
Stock compensation	904	1.1%	(299)	-0.7%	2,100		1.0%	368	0.3%
Transition costs	—	0.0%	(35)	-0.1%	264		0.1%	1,572	1.3%
COVID-19 expenses	—	0.0%	—	0.0%	223		0.1%	—	0.0%
Related party interest income	—	0.0%	(1,522)	-3.5%	(424)		-0.2%	(3,638)	-2.9%
Other	—	0.0%	(180)	-0.4%	125		0.1%	(180)	-0.1%
Tax effect of non-GAAP adjustments	(1,242)	-1.5%	(711)	-1.6%	(3,631)		-1.7%	(3,276)	-2.6%
Non-GAAP net income	$11,758	14.2%	$1,776	4.1%	$28,050		13.2%	$3,331	2.7%

GAAP net income/(loss) per share - diluted	$0.56		$(0.01)		$1.20			$(0.40)
Amortization of acquired intangible assets	0.29		0.33		0.85			1.00
Stock compensation	0.06		(0.02)		0.15			0.03
Transition costs	—		—		0.02			0.11
COVID-19 expenses	—		—		0.02			—
Related party interest income	—		(0.11)		(0.03)			(0.26)
Other	—		(0.01)		0.01			(0.01)
Tax effect of non-GAAP adjustments	(0.09)		(0.05)		(0.25)			(0.23)
Non-GAAP net income per share - diluted	$0.82		$0.13		$1.96	(a)		$0.24

(a) Non-GAAP net income per share does not foot due to rounding.

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)

	For the Three Months Ended January 31,		For the Nine Months Ended January 31,
	2021	2020	2021	2020

GAAP net income/(loss)	$8,029	$(147)	$17,157	$(5,526)

Income tax expense/(benefit)	2,244	(149)	5,746	(1,353)
Depreciation and amortization	4,642	5,773	15,112	17,931
Related party interest income	—	(1,522)	(424)	(3,638)
Stock compensation	904	(299)	2,100	368
Transition costs	—	(35)	264	1,572
COVID-19 costs	—	—	223	—
Other	—	(180)	125	(180)
Non-GAAP Adjusted EBITDAS	$15,819	$3,441	$40,303	$9,174